UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2012 (May 14, 2012)

CHESAPEAKE MIDSTREAM PARTNERS, L.P.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34831 (Commission File Number)	80-0534394 (IRS Employer Identification No.)

900 N.W. 63rd Street
Oklahoma City, Oklahoma 73118
(Address of principal executive office) (Zip Code)

(405) 935-1500
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On May 14, 2012, Chesapeake Midstream Partners, L.P. (the "Partnership") issued a press release announcing that it will webcast its 2012 Institutional Investor and Analyst Meeting live on its website from 9:00 a.m. EDT to 2:00 p.m. EDT on Wednesday, May 16, 2012.  The webcast and presentation materials can be accessed by going to the Partnership’s website at www.chkm.com and selecting the “Events” subsection of the “Investors” section of the website.  A replay of the webcast will be available on the website approximately two hours after the conclusion of the event and will be accessible for two weeks.  A copy of this press release is attached as Exhibit 99.1 to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  See "Exhibit Index" attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE MIDSTREAM PARTNERS, L.P.
By: Chesapeake Midstream GP, L.L.C., its general partner

By:	/s/ David C. Shiels
David C. Shiels Chief Financial Officer

Dated: May 15, 2012

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Chesapeake Midstream Partners, L.P. press release dated May 14, 2012